ADVANCES RELATED PARTY	12 Months Ended
Dec. 31, 2024
ADVANCES RELATED PARTY

NOTE 9 – ADVANCES RELATED PARTY

The Corporation received multiple short-term advances from Paul Averback, the company’s President and Chief Executive Officer. These advances were primarily used to cover payroll and other general short-term working capital requirements. All prior advances were repaid within the year, except for an outstanding balance of $15,000 from an advance received on April 15, 2024.

The Company has engaged in multiple funding arrangements with James G. Robinson, involving loans and equity issuances. These transactions, structured through various agreements and addenda, reflect an evolving financial relationship that has supported the Company’s ongoing operations. The financial transactions detailed below reflect the Company's funding arrangements with James G. Robinson.

On April 17, 2023, the Corporation entered into a short-term loan agreement with James G. Robinson for  $1,000,000 remitted in cash. This amount was later converted into stock under an agreement on August 28, 2023, resulting in the the issuance of 1,000,000 shares. Under the same August 28, 2023 agreement, an additional investment of $1,000,000 was made at $1.00 per share, leading to the issuance of another 1,000,000 shares, bringing the total issuance under this agreement to 2,000,000 shares.

On October 2, 2023, the Corporation entered into an extension to the April 17, 2023 loan, and the Corporation received $1,000,000 in three installments: $500,000 on October 11, 2023, $250,000 on October 31, 2023, and $250,000 on January 15, 2024. As of December 31, 2024, the accrued interest for this amount was $114,489.02.

On November 14, 2024, the Company entered into an Addendum to the October 2, 2023, Extension to the Loan Agreement dated April 17, 2023, extending the total loan amount to at least $3,000,000 and the term by 24 months, expiring on December 31, 2026. The term can be automatically extended by an additional 24 months unless refused by either party. The increased loan amount covered funds received from James G. Robinson throughout the year. On February 28, 2024, the Corporation received $410,000. Additional funds were received in subsequent quarters, beginning with $40,000 on April 19, followed by $228,239 on May 3 and $300,000 on June 7. In the third quarter, the Corporation received $205,513 on July 2, $100,000 on July 31, $150,000 on August 23, and $157,000 on September 18. Further remittances in the fourth quarter included $300,000 on October 10, $200,000 on November 11, $100,000 on December 10, and $150,000 on December 18. As of December 31, 2024, total borrowings under the Addendum amounted to $2,340,752, with accrued interest of $104,286. Thus, the total amount of the loan from James G. Robinson as of December 31, 2024, is $3,340,752, and the total accrued interest was $218,774.93.

Within the same November 14, 2024 Addendum, the Corporation provided Mr. Robinson with an option to convert the Amount due plus interest, upon notification to Nymox, into common shares at a purchase price of $0.30 (30 cents) per share, the option to be exercisable up to and until December 31, 2026.

Under IFRS (IAS 32 & IFRS 9), the convertible note has been bifurcated into separate loan and equity components, recognizing the economic substance of the conversion feature. The liability component has been measured based on the present value of future cash flows, discounted using an appropriate market interest rate for similar debt instruments without a conversion option. The equity component, representing the residual value attributed to the conversion right, has been determined to be $218,774 and recorded separately within shareholders’ equity.

Additionally, the Corporation received from Mr. Robinson $149,586 in advances for legal expenses during the year.